Exhibit 99.1

Contact:     Mark A. Steinkrauss, Vice President, Corporate Relations

           (312) 592-5384 mark.steinkrauss@teldta.com

           Julie D. Mathews, Manager, Investor Relations

           (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS FIRST QUARTER 2006 RESULTS

CHICAGO — Aug. 25, 2006 — Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,060.3 million for the first quarter of 2006, up 13 percent from $935.8 million, as restated, for the comparable period one year ago.  Operating income was $109.1 million, an increase of 38% compared to operating income of $78.8 million, as restated, for the first quarter of 2005. Net income available to common and diluted earnings per share were $39.8 million and $0.34, respectively. In the first quarter of 2005, net income available to common and diluted earnings per share were $23 million and $0.20, respectively, as restated.

First Quarter Highlights

•                  Total U.S. Cellular customers increased 10 percent year over year to 5,633,000 customers.  Retail customers increased 9 percent to 5,029,000.

•                  U.S. Cellular average monthly revenue per unit increased 4 percent to $46.22.

•                  U.S. Cellular recorded a postpay churn rate of 1.5 percent.

•                  TDS Telecom’s access line equivalents (ILEC and CLEC) increased 2 percent to nearly 1.2 million.

•                  The number of ILEC Digital Subscriber Lines (DSL) increased 53 percent, and the number of CLEC DSL lines grew 22 percent year over year.

•                  The ILEC’s long distance customers increased 8 percent to 327,100 with long distance penetration reaching 52 percent at March 31, 2006.

•                  TDS redeemed $35 million of medium-term notes during January and February which carried interest rates of 10%.

TDS will file its Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended March 31, 2006, with the Securities and Exchange Commission (SEC) later today.

On Nov. 10, 2005, TDS announced that it would restate financial results for several prior periods. TDS completed and filed its restatement on April 26, 2006.  The time spent completing the restatement caused the company to be late with its other SEC filings.

TDS has not filed its Form 10-Q for the quarter ended June 30, 2006 on a timely basis.  As a result, TDS is not in compliance with American Stock Exchange (AMEX) listing standards.  TDS has been granted an extension until Nov. 14, 2006 to regain compliance with AMEX listing standards.  TDS will be in full compliance with AMEX listing standards when it files its Form 10-Q for the quarter ended June 30, 2006.

In addition, TDS has received extended waivers from its lenders under credit agreements and from counterparties under certain forward contracts provided that it completes the late filings by certain dates.  After the filing of the first quarter 2006 Form 10-Q today, TDS will satisfy the final condition when it files its second quarter 2006 Form 10-Q within 45 days after today’s date.  TDS expects to file its Form 10-Q for the quarter ended Sept. 30, 2006 on a timely basis.

Certain financial and statistical information will be posted to the Web site, together with reconciliations to generally accepted accounting principles (GAAP) of certain non-GAAP disclosures.  Investors may access this additional information on the Guidance and Reconciliations page of the TDS Web site.

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services.  As of March 31, 2006, the company employed 11,500 people and served 6.8 million customers/units in 36 states.

About U.S. Cellular

As of March 31, 2006, U.S. Cellular Corporation, the nation’s sixth-largest wireless service carrier, provided wireless service to 5.6 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; possible future restatements; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS or its business units, visit:
TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom: www.tdsmetro.com

###

TELEPHONE AND DATA SYSTEMS, INC.
SUMMARY OPERATING DATA

Quarter Ended	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	55,164	45,244	44,690	44,690	44,576
All customers -
Customer units	5,633,000	5,482,000	5,303,000	5,227,000	5,127,000
Gross customer unit activations	434,000	419,000	355,000	340,000	426,000
Net customer unit activations	151,000	125,000	76,000	94,000	182,000
Market penetration (1)	10.21%	12.12%	11.87%	11.70%	11.50%
Retail customers -
Customer units	5,029,000	4,927,000	4,765,000	4,688,000	4,601,000
Gross customer unit activations	380,000	392,000	346,000	317,000	365,000
Net customer unit activations	122,000	130,000	77,000	81,000	123,000

Cell sites in service	5,438	5,428	5,149	5,034	4,899
Average monthly revenue per unit (2)	$46.22	$45.94	$46.19	$44.52	$44.46
Retail service revenue per unit (2)	$40.75	$40.19	$40.25	$39.40	$39.20
Inbound roaming revenue per unit (2)	$2.12	$2.31	$2.70	$2.27	$1.98
Long-distance/other revenue per unit (2)	$3.35	$3.44	$3.24	$2.85	$3.28
Minutes of use (MOU) (3)	658	648	639	627	584
Postpay churn rate per month (4)	1.5%	1.6%	1.5%	1.4%	1.5%
Marketing cost per gross customer unit addition (5)	$412	$498	$491	$461	$396
Construction Expenditures (000s)	$119,800	$201,700	$128,300	$143,800	$112,800

(1)             Market penetration is calculated using 2005 Claritas population estimates for all periods of 2006 and 2004 Claritas estimates for all periods of 2005.  “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 3/31/06 total population count includes the markets acquired in January 2006 by Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, representing the licensed areas for which Carroll Wireless L.P. was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005.  The 3/31/06 and 12/31/05 total population counts include the the population of the 15 markets acquired from ALLTEL in December 2005, and exclude the population of the two markets transferred to ALLTEL in the same transaction.  The 3/31/06, 12/31/05, 9/30/05 and 6/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period.

(2)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$770,082	$738,682	$729,504	$691,746	$671,639
Components:
Retail service revenue during quarter	$678,970	$646,178	$635,610	$612,159	$592,167
Inbound roaming revenue during quarter	$35,344	$37,184	$42,654	$35,313	$29,875
Long-distance/othe revenue during quarter	$55,768	$55,320	$51,240	$44,274	$49,597

Divided by average customers during quarter (000s)	5,554	5,360	5,264	5,179	5,035
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$46.22	$45.94	$46.19	$44.52	$44.46
Retail service revenue per unit	$40.75	$40.19	$40.25	$39.40	$39.20
Inbound roaming revenue per unit	$2.12	$2.31	$2.70	$2.27	$1.98
Long-disance/other revenue per unit	$3.35	$3.44	$3.24	$2.85	$3.28

(3)             Average monthly local minutes of use per customer (without roaming).

(4)             Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)             This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s first quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.
SUMMARY OPERATING DATA

Quarter Ended	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
TDS Telecom
ILEC:
Access line equivalents (1)	742,300	735,300	734,800	734,200	734,000
Access lines	632,100	635,500	640,700	645,800	649,300
Dial-up Internet service accounts	90,800	90,700	89,700	94,500	98,200
Digital Subscriber Lines (DSL) customers	75,300	65,500	60,300	54,200	49,300
Long Distance customers	327,100	321,500	316,100	310,000	302,400
Construction Expenditures (000s)	$17,100	$37,500	$25,100	$18,800	$16,100
CLEC:
Access line equivalents (1)	449,200	448,600	445,600	442,900	438,000
Dial-up Internet service accounts	13,500	14,200	14,700	16,000	17,100
Percent of access lines on-switch	91.7%	91.1%	90.6%	89.9%	88.8%
Digital Subscriber Lines (DSL) customers	38,500	36,400	34,800	33,500	31,600
Construction Expenditures (000s)	$2,700	$8,500	$7,100	$7,200	$4,300

(1)             Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.
FINANCIAL HIGHLIGHTS

Three Months Ended March 31,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$837,236	$711,071	$126,165	17.7%
TDS Telecom	219,384	219,849	(465)	N/M
All Other (1)	3,692	4,867	(1,175)	(24.1)%
	1,060,312	935,787	124,525	13.3%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	623,789	544,049	79,740	14.7%
Depreciation, amortization and accretion	141,726	127,493	14,233	11.2%
	765,515	671,542	93,973	14.0%
TDS Telecom
Expenses excluding depreciation and amortization	140,586	139,122	1,464	1.1%
Depreciation and amortization	40,230	41,567	(1,337)	(3.2)%
	180,816	180,689	127	N/M
All Other (1)
Expenses excluding depreciation and amortization	4,185	4,024	161	4.0%
Depreciation and amortization	711	688	23	3.3%
	4,896	4,712	184	3.9%
Total Operating Expenses	951,227	856,943	94,284	11.0%
Operating Income (Loss)
U.S. Cellular	71,721	39,529	32,192	81.4%
TDS Telecom	38,568	39,160	(592)	(1.5)%
All Other (1)	(1,204)	155	(1,359)	N/M
	109,085	78,844	30,241	38.4%
Investment on Other Income (Expense)
Investment income	19,805	14,754	5,051	34.2%
Interest and dividend income	16,237	8,286	7,951	96.0%
Gain (loss) in investments	—	500	(500)	N/M
Interest expense	(58,532)	(51,856)	(6,676)	(12.9)%
Other expense	(502)	(4,321)	3,819	88.4%
	(22,992)	(32,637)	9,645	29.6%
Income Before Income Taxes and Minority Interest	86,093	46,207	39,886	86.3%
Income tax expense	35,968	17,395	18,573	106.8%
Income Before Minority Interest	50,125	28,812	21,313	74.0%
Minority share of income	(10,250)	(5,763)	(4,487)	77.9%
Net Income	39,875	23,049	16,826	73.0%
Preferred dividend requirement	(51)	(50)	(1)	N/M
Net Income Available to Common	$39,824	$22,999	$16,825	73.2%

Basic Weighted Average Common Shares Outstanding (000s)	115,741	115,000	741	N/M
Basic Earnings Per Share	$0.34	$0.20	$0.14	70.0%

Diluted Weighted Average Common Shares Outstanding (000s)	116,327	115,646	681	N/M
Diluted Earnings Per Share	$0.34	$0.20	$0.14	70.0%

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(Unaudited, dollars in thousands)

ASSETS

	March 31, 2006	December 31, 2005
Current Assets
Cash and cash equivalents	$1,076,600	$1,095,791
Accounts receivable from customers and other	478,248	496,582
Deferred income tax asset	13,434	13,438
Materials and supplies, at average cost	96,359	103,211
Other current assets	79,612	69,947
	1,744,253	1,778,969

Investments
Licenses	1,364,836	1,365,063
Goodwill	870,110	869,792
Customer lists	46,286	49,318
Marketable equity securities	2,559,507	2,531,690
Investments in unconsolidated entities	231,196	215,424
Other investments	12,044	12,274
	5,083,979	5,043,561

Property, Plant and Equipment, net
U.S. Cellular	2,559,549	2,576,764
TDS Telecom	898,524	918,564
Other	35,592	30,877
	3,493,665	3,526,205

Other Assets and Deferred Charges	55,259	55,830

Total Assets	$10,377,156	$10,404,565

LIABILITIES AND STOCKHOLDERS’ EQUITY

	March 31, 2006	December 31, 2005
Current Liabilities
Current portion of long-term debt	$203,124	$237,948
Notes payable	85,000	135,000
Accounts payable	303,869	357,273
Customer deposits and deferred revenues	125,577	121,228
Accrued taxes	85,875	47,180
Accrued compensation	45,866	67,443
Other current liabilities	104,643	90,032
	953,954	1,056,104

Deferred Liabilities and Credits
Net deferred income tax liability	1,378,914	1,383,031
Derivative Liability	454,049	449,192
Other deferred liabilities and credits	279,973	268,077
	2,112,936	2,100,300

Long-term Debt	3,345,081	3,340,801

Minority Interest in Subsidiaries	561,711	552,884

Preferred Shares	3,863	3,863

Common Stockholders’ Equity
Common Shares, $.01 par value	565	565
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,830,780	1,826,420
Treasury Shares, at cost
Common Shares	(207,524)	(208,156)
Special Common Shares	(209,421)	(210,600)
Accumulated other comprehensive income	322,710	309,009
Retained earnings	1,661,808	1,632,682
	3,399,611	3,350,613

Total Liabilities and Stockholders’ Equity	$10,377,156	$10,404,565

BALANCE SHEET HIGHLIGHTS

MARCH 31, 2006

(Unaudited, dollars in thousands)

		U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated
	Cash and cash equivalents	$17,045	$371,112	$688,443	$——	$1,076,600
	Affiliated cash investments	—	441,865	—	(441,865)	—
	Notes receivable—affiliates	—	—	273,582	(273,582)	—
		$17,045	$812,977	$962,025	$(715,447)	$1,076,600

	Licenses, goodwill and customer lists	$1,880,257	$398,694	$2,281	$—	$2,281,232
	Marketable equity securities	219,584	61,569	2,278,354	—	2,559,507
	Investment in unconsolidated entities	185,915	3,623	51,067	(9,409)	231,196
	Other investments	4,865	3,804	3,375	—	12,044
		$2,290,621	$467,690	$2,335,077	$(9,409)	$5,083,979

	Property, Plant and Equipment, net	$2,559,549	$898,524	$35,592	$—	$3,493,665

Notes payable:	external	$85,000	$—	$—	$—	$85,000
	cash management	—	—	441,865	(441,865)	—
	intercompany	—	273,582	—	(273,582)	—
		$85,000	$273,582	$441,865	$(715,447)	$85,000

	Forward contracts	$159,856	$41,182	$1,506,244	$—	$1,707,282

	Long-term Debt:
	Current portion	$—	$452	$202,672	$—	$203,124
	Non-current portion	1,001,498	4,100	627,921	—	1,633,519
	Total	$1,001,498	$4,552	$830,593	$—	$1,836,643

	Preferred Shares	$—	$—	$3,863	$—	$3,863

	Construction expenditures:
	Quarter ended 3/31/06	$119,795	$19,782	$6,785		$146,362

TDS Telecom Highlights
Three Months Ended March 31,
(Unaudited, dollars in thousands)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$50,552	$49,627	$925	1.9%
Network access and long-distance	89,257	90,096	(839)	N/M
Miscellaneous	21,217	22,120	(903)	(4.1)%
	161,026	161,843	(817)	N/M

Operating Expenses
Network operations	48,832	43,739	5,093	11.6%
Customer operations	18,535	22,773	(4,238)	(18.6)%
Corporate expenses	22,665	20,485	2,180	10.6%
Depreciation and amortization	33,576	34,264	(688)	(2.0)%
	123,608	121,261	2,347	1.9%

Operating Income	$37,418	$40,582	$(3,164)	(7.8)%

Competitive Local Exchange Carrier Operations
Revenues	$59,870	$59,267	$603	1.0%

Expenses excluding depreciation and amortization	52,066	53,386	(1,320)	(2.5)%
Depreciation and amortization	6,654	7,303	(649)	(8.9)%
	58,720	60,689	(1,969)	(3.2)%

Operating Income (Loss)	$1,150	$(1,422)	$2,572	180.9%

Intercompany expenses	$(1,512)	(1,261)	(251)	N/M
Intercompany expenses	(1,512)	(1,261)	(251)	N/M
	—	—	—

Total TDS Telecom Operating Income (Loss)	$38,568	$39,160	$(592)	(1.5)%

N/M - Percentage change not meaningful.